Exhibit 10.1

AMENDMENT NO. 5 TO

SECOND AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT

(ACS Funding Trust I)

THIS AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of August 3, 2005 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), VARIABLE FUNDING CAPITAL CORPORATION, as a conduit lender (in such capacity, a “Conduit Lender”), WACHOVIA CAPITAL MARKETS, LLC, as the deal agent (in such capacity, the “Deal Agent”), JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase Bank”), as an institutional lender (in such capacity, an “Institutional Lender”) and as the swingline lender (in such capacity, the “Swingline Lender”), CITIGROUP GLOBAL MARKETS REALTY CORP., as an institutional lender (in such capacity, an “Institutional Lender”), YC SUSI TRUST, as a conduit lender (in such capacity, a “Conduit Lender”), BANK OF AMERICA, NATIONAL ASSOCIATION, as an institutional lender (in such capacity, an “Institutional Lender”) and as the lender agent for YC SUSI TRUST (in such capacity, a “Lender Agent”) and is acknowledged and agreed to by WACHOVIA BANK, NATIONAL ASSOCIATION, as a hedge counterparty (in such capacity, the “Hedge Counterparty”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Loan Funding and Servicing Agreement, dated as of August 10, 2004 (as amended by Amendment No. 1, dated as of August 27, 2004, Amendment No. 2, dated as of November 15, 2004, Amendment No. 3, dated as of January 28, 2005 and Amendment No. 4, dated as of April 21, 2005, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein, pursuant to and in accordance with Section 12.1(a) of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) The defined term “Commitment Termination Date” in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

“Commitment Termination Date”: August 6, 2008, or such later date as the Deal Agent and each Lender Agent shall notify the Borrower of in writing in accordance with Section 2.1(d).

(b) The defined term “Termination Date” in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

“Termination Date”: The earliest to occur of (a) the Business Day designated by the Borrower to the Deal Agent upon at least two Business Days’ prior written notice, (b) the date of the occurrence of a Termination Event pursuant to Section 9.1, (c) August 8, 2006, as the same may be extended as provided in Section 2.1(d), (d) the date any Liquidity Purchase Agreement shall cease to be in full force and effect, and (e) the second Business Day prior to the Commitment Termination Date.

(c) The defined term “Permitted Securitization Transaction” in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

“Permitted Securitization Transaction”: (a) Any financing transaction undertaken by the Borrower or an Affiliate of the Borrower or the Originator that is secured, directly or indirectly, by the Collateral or any portion thereof or interest therein, including any sale, lease, whole loan sale, asset securitization, secured loan or other transfer or (b) any transfer by the Borrower to the Originator of Transferred Loans.

(d) Section 2.17(a)(ii) of the Agreement is hereby amended to read in its entirety as follows:

(ii) Any Lien Release Dividend shall only be in connection with a Permitted Securitization Transaction; provided, that, with respect to any Lien Release Dividend relating to a Permitted Securitization Transaction of the type set forth in clause (b) of the definition thereof, the sum of the Outstanding Loan Balances of all Transferred Loans included in all such Lien Release Dividends during the 12 month period immediately preceding any Lien Release Dividend Date for such Lien Release Dividend shall not exceed 20% of the highest Aggregate Outstanding Loan Balance of any month during such 12 month period; provided, further, that, the amount of such Transferred Loans consisting of Defaulted Loans, Charged-Off Loans and Loans subject to a Warranty Event may not exceed 10% (including all such Loans replaced by the Borrower during such period pursuant to Section 2.19(a));

The continuing effectiveness of the amendment to Section 2.17(a)(ii) above is conditioned upon receipt of a letter from Winston & Strawn LLP confirming that their true sale opinion dated August 10, 2004 is correct after giving effect to this Amendment, to be delivered within 30 days of a request from the Deal Agent for such opinion if the Third Amended and Restated Loan Funding and Servicing Agreement is not executed by August 31, 2005.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (i) its charter, by-laws, or other organizational documents, or (ii) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Agreement; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon (i) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Deal Agent and (ii) delivery of executed signature pages by all parties hereto to the Deal Agent.

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST I, as Borrower

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

AMERICAN CAPITAL STRATEGIES, LTD., as Servicer

By:	/s/ Thomas A. McHale
Name:	Thomas A. McHale
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

5th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement

VARIABLE FUNDING CAPITAL CORPORATION, as a Conduit Lender

By:	Wachovia Capital Markets, LLC, as attorney-in-fact

By:	Douglas R. Wilson, Sr.
Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA CAPITAL MARKETS, LLC, as the Deal Agent

By:	/s/ Raj Shah
Name:	Raj Shah
Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

5th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement

JPMORGAN CHASE BANK, N.A., as an Institutional Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as the Swingline Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

5th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement

CITIGROUP GLOBAL MARKETS REALTY CORP., as an Institutional Lender

By:	/s/ Martin N. Lifshutz
Name:	Martin N. Lifshutz
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

5th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement

YC SUSI TRUST, as a Conduit Lender

By:	BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Trustee and SUSI Trustee

By:	/s/ Robert R. Wood
Name:	Robert R. Wood
Title:	Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Lender Agent and as an Institutional Lender

By:	/s/ Robert R. Wood
Name:	Robert R. Wood
Title:	Principal

5th Amendment to 2nd Amended and Restated Loan Funding

and Servicing Agreement